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                         SOUTH STREET FINANCIAL CORP.
                     STOCK OPTION PLAN AND TRUST AGREEMENT


     THIS IS THE SOUTH STREET FINANCIAL CORP. STOCK OPTION PLAN ("Plan") AND TRUST AGREEMENT (the "Trust") of South Street Financial Corp. (the "Corporation"), a North Carolina corporation, with its principal office in Albemarle, Stanly County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by a majority of the shareholders of the Corporation and the receipt of all necessary regulatory approvals under which options may be granted from time to time to eligible directors and employees of the Corporation, Home Savings Bank of Albemarle, Inc., S.S.B. (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth as follows:

     1.  PURPOSE OF THE PLAN.  The purpose of the Plan is to aid the
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Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors and employees to remain in the management of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.  ADMINISTRATION.  The Plan shall be administered by the committee (the
         --------------
"Committee"), who are three members of the Board of Directors of the Corporation (the "Board") who are "disinterested persons" as described in Rule 16b-3(c)(2)(i) of the Rules and Regulations under the Securities Act of 1934 (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by those members of the Board who are "disinterested persons," and by the Board if there are less than three "disinterested persons." The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     The Trust shall have three Trustees who shall be appointed by the Board and shall serve at the pleasure of the Board.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted (except for the options described in paragraph 6), the number of shares to be subject to each option (except for the

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options described in paragraph 6), the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended) or which do not qualify as incentive stock options and which will be given tax treatment as "nonqualified stock options" (herein referred to collectively as "options;" however, whenever reference is specifically made only to "incentive stock options" or "nonqualified stock options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for incentive stock options shall become nonqualified stock options.


     3.  STOCK AVAILABLE FOR OPTIONS.   In the disrection of the committee,
         ---------------------------
the stock to be subject to options under the Plan shall be authorized but unissued shares of Common Stock which are issued to and held by the Trust or which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Trust in the open market either before or after the exercise of options under this Plan. It is contemplated that shares of Common Stock may be acquired by the Trust upon the grant of options under the Plan and prior to the time options become vested under the terms of the Plan. The total number of shares of Common Stock for which options may be granted under the Plan is the number of shares equal to ten percent (10%) of the total number of shares of Common Stock issued by the Corporation in connection with the conversion of the Bank from a North Carolina mutual savings bank to a North Carolina stock savings bank on __________________, 1996 (the "Conversion"). Such number of shares is subject to any capital adjustments as provided in Section
15. In the event that an option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of options under the Plan; however, if the forfeiture, expiration, release or termination date of an option is beyond the term of existence of the Plan as described in Section 22, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, until the Trust has acquired all shares of Common Stock necessary to satisfy options granted under the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan.

     4.  CONTRIBUTIONS TO TRUST.  The Board shall determine the amount (or the
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method of computing the amount) and timing of any contributions by the
Corporation, the Bank and any Subsidiary to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by participants under the Plan shall be permitted.


     Except for amounts distributed to the Trust pursuant to Section 17 (which shall be invested as set forth in Section 18), the Trustees shall,after paying the expenses of the Trust, invest all of the Trust's assets primarily in Common Stock. Upon the direction of the Committee, a number of shares up to the aggregate number of shares of Common Stock available for distribution pursuant to this Plan, as set forth in Section 3 above, shall be acquired by the Trustees subsequent to approval of the Plan by the Corporation's shareholders and after receipt of all necessary regulatory approvals. In the discretion of the Committee, such shares may be acquired either before or upon the exercise of options under this Plan, and may be acquired immediately upon approval of this Plan by the Corporation's shareholders and receipt of all necessary regulatory approvals.

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     5.  ELIGIBILITY.  Options shall be granted only to individuals who meet all
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of the following eligibility requirements:

             (a) Such individual must be an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

             (b) Such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the exercise of the options.

             (c) Such individual, being otherwise eligible under this Section 5, shall have been selected by the Committee as a person to whom an option shall be granted under the Plan or shall have been designated in Section 6 hereof.

     In determining the directors and employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into account the nature of the services rendered by respective directors and employees, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director or employee who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine.


     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee. Notwithstanding anything in this Plan to the contrary, (i) no individuals optionee shall be granted options to acquire more than twenty-five (25) percent of the shares of Common Stock to be issued pursuant to this Plan, (ii) no optionee who is a non-employee director of the Corporation, the Bank or a Subsidiary shall be granted options to acquire more than five (5)

     6.  INITIAL GRANTS.  Subject to the provisions of this Plan, options shall
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be awarded to the directors and employees as set forth on Exhibit A.  Such options shall be granted after the date the Plan is approved by a majority of the Corporation's shareholders and by all necessary regulatory authorities, and after execution by the optionee of a Stock Option Grant and Agreement (the "Option Agreement") in the form attached hereto as Exhibit B as modified by the Committee to the extent it deems such modification to be necessary or desirable. Such options shall be granted with the intention that they will be nonqualified or incentive stock options as denominated in the Option Agreement. Any option granted with the intention that it will be an incentive stock option but which

                                       3

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fails to satisfy a requirement for incentive stock options shall continue to be valid and shall be treated as a nonqualified stock option.

     7.  OPTION PRICE.
         ------------

             (a) The option price of each option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the stock on the date of grant of the option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each option granted under the Plan shall not be less than one hundred and ten percent (110%) of the market value of the stock on the date of grant of the option. If the Common Stock is listed on a national securities exchange (including the Nasdaq National Market System) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value as determined by the Committee, in its sole and absolute discretion. The Committee shall maintain a written record of its method of determining such value.

             (b)  The option price shall be payable to the Corporation either
     (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of the Corporation owned by the optionee with a market value (determined in a manner consistent with (i) above) equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made. The Committee may not approve a reduction of such purchase price in any such option, or the cancellation of any such options and the regranting thereof to the same optionee at a lower purchase price, at a time when the market value of the shares is lower than it was when such option was granted.

     8.  EXPIRATION OF OPTIONS.  The Committee shall determine the expiration
         ---------------------
date or dates of each option, but such expiration date shall be not later than ten (10) years after the date such option is granted. In the event an incentive stock option is granted to a ten percent shareholder, the expiration date or dates of each option shall be not later than five (5) years after the date such option is granted. The Committee, in its discretion, may extend the expiration date or dates of an option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this
Section 8.

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     9.  TERMS AND CONDITIONS OF OPTIONS.
         -------------------------------

         (a) All options must be granted within ten (10) years of the Effective Date of this Plan as defined in Section 21.

         (b) The Committee may grant options which are intended to be incentive stock options and nonqualified stock options, either separately or jointly, to an eligible employee.

         (c) The grant of options shall be evidenced by a written instrument (an Option Agreement) containing terms and conditions established by the Committee consistent with the provisions of this Plan.

         (d) Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

         (e) The recipient of an option shall have no rights as a shareholder with respect to any shares covered by his option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 15.

         (f) The aggregate fair market value of the stock (determined as of the time the option is granted) with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of nonqualified stock options. The Committee may grant options which are exercisable in excess of the foregoing limitations, in which case options granted which are exercisable in excess of such limitation shall be nonqualified stock options.

         (g) All stock obtained pursuant to an option which qualifies as an incentive stock option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the option. The stock shall be held by the Corporation or its designee. The employee who has exercised the option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and it shall be administered solely for that purpose.

     10.  EXERCISE OF OPTIONS.
          -------------------

          (a) An optionee receiving options by virtue of his position as a director must remain continuously a member of the Board of Directors of the Corporation, the Board of Directors of the Bank or the Board of Directors of one or more of the Subsidiaries from the date of the grant until the exercise of the option except as provided in Sections 11, 12 and 13 of this Plan. An optionee receiving options by virtue of his position as an employee must at all times be employed by the Corporation, the Bank or a Subsidiary from the date of grant until the exercise of the options granted except as provided in Sections 11, 12 and 13. All options granted under the Plan shall be exercisable in annual installments in accordance with the following schedule:

     twenty percent (20%) of the shares beginning 1 year after the date of the grant of the options;

     twenty percent (20%) of the shares beginning 2 years after the date of the grant of the options;

     twenty percent (20%) of the shares beginning 3 years after the date of the grant of the options;

     twenty percent (20%) of the shares beginning 4 years after the date of the grant of the options; and

     twenty percent (20%) of the shares beginning 5 years after the date of the grant of the options.

Notwithstanding the foregoing, options shall become exercisable with respect to all of the shares subject thereto upon the optionee's death or upon the optionee's disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

The right to exercise options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee. The exercise of any option must be evidenced by written notice to the Corporation that the optionee intends to exercise his option.

In no event shall an option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of Section 6 and Section 9(c).

     (b) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

     (c) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     11.  TERMINATION OF DIRECTORSHIP OR EMPLOYMENT - EXCEPT BY DISABILITY OR
          -------------------------------------------------------------------
DEATH.  If any optionee receiving the grant of an option by virtue of his
- -----
position as a director ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary for any reason other than death or disability (as defined in Section 12) or if any optionee receiving the grant of an option by virtue of his position as an employee ceases to be an employee of at least one of the Corporation, the Bank and any Subsidiary for any reason other than death or disability (as defined in Section 12), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the option, exercise any option designated in the Option Agreement as an incentive stock option and (ii) at any time prior to the date of expiration of the option, exercise any option designated in the Option Agreement as a nonqualified stock option. However, in either such event the optionee may exercise any option only to the extent it was vested and he or she was entitled to exercise the option on the date of termination. Any options or portions of options of terminated directors or employees not so exercised shall terminate and be forfeited.

     12.  TERMINATION OF DIRECTORSHIP OR EMPLOYMENT - DISABILITY. If any
          ------------------------------------------------------
optionee receiving the grant of an option by virtue of his position as a director ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or if any employee receiving the grant of an option by virtue of his position as an employee ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, he may, (i) at any time within 12 months after his date of termination, but not later than the date of expiration of the option, exercise any option designated in the Option Agreement as an incentive stock option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the option, exercise any option designated in the Option Agreement as a nonqualified stock option with respect to all shares subject thereto. Any portions of options of terminated directors or employees not so exercised shall terminate.

     13.  TERMINATION OF DIRECTORSHIP OR EMPLOYMENT - DEATH.  If an optionee
          -------------------------------------------------
receiving the grant of an option by virtue of his position as a director dies while a director of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee dies while in the employment of the Corporation, the Bank or a Subsidiary, the person or persons to whom the option is transferred by will or by the laws of descent and distribution may exercise the option at any time until the term of the option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any options or portions of options of deceased directors or employees not so exercised shall terminate.

     14.  RESTRICTIONS ON TRANSFER.  An option granted under this Plan may not
          ------------------------
be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

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

     15.  CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
          ------------------------------------------

          (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the options previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding options but with a corresponding adjustment in the price for each share or other unit of any security covered by the options.

          (b) To the extent that the foregoing adjustments relate to particular stock or securities of the Corporation subject to option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

          (c) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (d) No fractional shares of stock shall be issued under the Plan for any such adjustment.

          (e) Any adjustment made pursuant to this Section 15, shall be made in such manner as not to constitute a modification of any outstanding incentive stock options within the meaning of Section 424(h) of the Internal Revenue Code of 1986, as amended.

     16.  INVESTMENT PURPOSE.  At the discretion of the Committee, any Option
          ------------------
Agreement may provide that the optionee shall, by accepting the option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities Exchange Commission.


     17.  DISTRIBUTION OF DIVIDENDS.  Any cash dividends, returns of capital or
          -------------------------
other distributions paid or made in respect of any shares of Common Stock held in the Trust, plus the earnings on such amounts shall be paid by the Trustees to the Corporation.

     18.  TRUST.  The Trustees shall receive, hold, administer, invest and make
          -----
distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the

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


applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.


     It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustees shall invest all assets of the Trust, except for amounts received pursuant to Section 17 above, in Common Stock to the fullest extent practicable, except (i) to the extent that the Trustees determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust and (ii) contributions to the Trust may be temporarily invested in such interest-bearing account or accounts as the Trustees shall determine to be appropriate. Amounts received by the Trustees pursuant to Section 17 shall be invested in such interest-bearing accounts or in other investments as the Trustees determine to be appropriate. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to 100% of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, except for the investment of amounts received by the Trustees pursuant to Section 17, and in making such investment, the Trustees are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding or newly issued.


          (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts including, without limitation,deposit accounts at the Bank, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

          (e) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

          (f) To employ brokers, agents, custodians, consultants and accountants.

          (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as the Trustees deem desirable.

          (h) To hold funds and securities representing the amounts to be distributed to an optionee or his beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to give any bond.

     The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.


     After a stock option has been granted under this Plan, the optionee shall be entitled to direct the Trustees as to the voting of the shares of Common Stock held by the Trustees to satisfy the options which have been granted to such optionee, regardless of whether or not such options have become vested and nonforfeitable, subject to any rules and procedures adopted by the Committee for this purpose. If any optionee does not direct the Trustees as to the voting of the shares held to satisfy options granted to such optionee, such shares shall not be voted by the Trustees. In the event a tender offer is made for shares of Common Stock held to satisfy options granted to an optionee, the Trustees shall tender shares held by the Trustees to satisfy options granted to such optionee in accordance with instructions from such optionee. Any shares of Common Stock held by the Trustees to satisfy options not granted to an optionee shall be voted or tendered by the Trustees in their sole discretion.

     It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as amended.

     Notwithstanding anything to the contrary in this Plan or Trust, the assets of the Plan and Trust are subject to the payment of the claims of creditors of the Corporation in the event of its insolvency or bankruptcy. The Corporation is insolvent or bankrupt if it is the subject of a proceeding under the Bankruptcy Code, 11 U.S.C. Section 101 et seq. or is unable to pay its debts. The Board of Directors or the chief executive officer of the Corporation must give written notice to the Trustees of the Corporation's bankruptcy or insolvency as soon as practicable following the occurrence of such event. Upon receipt of such notice or other written allegations of the Corporation's bankruptcy or insolvency, or in the case of the Trustees' actual knowledge of or determination of the Corporation's bankruptcy or insolvency, the Trustees shall discontinue delivery of Trust assets to the optionees or the Corporation and shall hold the assets of the Trust for the benefit of the Corporation's general creditors and, upon a determination that the Corporation is bankrupt or insolvent, shall distribute such assets to or for the benefit of the general creditors. The Trustees shall resume delivery of Trust assets to the optionees or the Corporation only after it is determined that the Corporation is no longer bankrupt or insolvent. Determination of the bankruptcy or insolvency shall be determined by a court of competent jurisdiction or by an arbitrator selected by and pursuant to rules of the American Arbitration Association upon petition by an interested party.

     19.  APPLICATION OF FUNDS.  The proceeds received by the Corporation from
          --------------------
the sale of Common Stock pursuant to options will be used for general corporate purposes.

     20.  NO OBLIGATION TO EXERCISE OPTION.  The granting of an option shall
          --------------------------------
impose no obligation upon the optionee to exercise such option.

     21.  EFFECTIVE DATE OF PLAN.  The Plan will become effective upon the
          ----------------------
approval of the Plan by a majority of the shareholders of the Corporation as required by regulations of the FDIC and the receipt of all necessary regulatory approvals.

     22.  TERM OF PLAN.  Options may be granted pursuant to this Plan from time
          ------------
to time within ten (10) years from the effective date of the Plan.

     23.  TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan or in any
          ---------------------------
resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any option hereunder. The granting of an option pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

     24.  WITHHOLDING TAXES.  Whenever the Corporation proposes or is required
          -----------------
to issue or transfer shares of stock or other assets under the Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     25.  TERMINATION AND AMENDMENT.  The Board may at any time alter, suspend,
          -------------------------
terminate or discontinue the Plan, but may not, without the consent of the holder of an option previously granted, make any alteration which would deprive the optionee of his rights with respect thereto; provided, however, that
                                                 --------  -------
shareholder approval of certain amendments may be necessary if it is desirable for the Plan to continue to satisfy the requirements of Rule 16b-3 of the Securities Exchange Commission; and provided further, that in no event shall
                                    -------- -------
this Plan be terminated at the time of or following any merger or consolidation of the Corporation or the Bank, unless and until the surviving entity shall have made provision for an equivalent benefit for all the then current option holders. Notwithstanding anything herein to the contrary, the Board may not amend Section 6 hereof or any other provisions of this Plan described in Rule 16b-3(c)(2)(ii)(A) of the regulations promulgated pursuant to the Exchange Act more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     26.  CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     27.  COST OF PLAN; EXCULPATION AND INDEMNIFICATION.  All costs and expenses
          ---------------------------------------------
incurred in the operation and administration of the Plan and the Trust shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Board of Directors of the Bank, and no member of the Board of Directors of any Subsidiary, no member of the Committee and no Trustee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, each Trustee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

     28.  GOVERNING LAW.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     29.  INSPECTION OF PLAN.  A copy of this Plan, and any amendments thereto,
          ------------------
shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

     30.  OTHER PROVISIONS.  The Option Agreements authorized under this Plan
          ----------------
shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

        Witness the signatures of the undersigned, this the     day of
                                                           -----
               ,1996.
        -------

                                SOUTH STREET FINANCIAL CORP.
                                ----------------------------

                                By:
                                ----------------------------
                                      President
                                      ---------

                                By:
                                ----------------------------
                                      Trustee
                                      -------

                                By:
                                ----------------------------
                                      Trustee
                                      -------

                                By:
                                ----------------------------
                                      Trustee
                                      -------


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